RECORDING REQUESTED BY AND

WHEN RECORDED MAIL TO:

Pillsbury Winthrop Shaw Pittman LLP

909 Fannin Street, Suite 2000

Houston, Texas 77010-1018

Attention: Carol Martin Burke

SECOND AMENDMENT AND MODIFICATION OF

DEED OF TRUST, ASSIGNMENT OF PRODUCTION,

SECURITY AGREEMENT, FIXTURE FILING, AND FINANCING STATEMENT

STATE OF CALIFORNIA	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF KERN	§

This SECOND AMENDMENT AND MODIFICATION OF DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING, AND FINANCING STATEMENT (this “Amendment”) is made and entered into as of June 1, 2012 (the “Effective Date”), by and between TRI-VALLEY OIL & GAS CO., a California corporation (the “Trustor”) and GEORGE T. GAMBLE 1991 TRUST (“Beneficiary”).

RECITALS:

A.

On March 30, 2012, Beneficiary and Trustor’s parent company, Tri-Valley Corporation, a Delaware corporation (“Parent”), entered into that certain Senior Secured Note and Warrant Purchase Agreement (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, the “First Agreement”), and on May 4, 2012, Beneficiary and Parent, entered into that certain Senior Secured Note and Warrant Purchase Agreement (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, the “Second Agreement”, and together with the First Agreement, the “Agreements”).

B.

 The obligations and indebtedness under the First Agreement, are secured in part by that certain Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement dated as of March 30, 2012, executed by Trustor in favor of First American Title Company, as Trustee, for the benefit of Beneficiary, and recorded on March 30, 2012, in the Kern County Official Records of Kern County, California (the “Official Records”) under Doc. No. 0212042466, as amended by that certain Amendement and Modification of Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement dated as of May 4, 2012 and duly filed in the Official Records (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, the “Deed of Trust”).

C.

All capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Deed of Trust unless otherwise stated.

Second Amendment and Modification of Deed of Trust - Page 1

074561.02

D.

Beneficiary and Trustor desire to amend and modify the Deed of Trust to add the indebtedness and obligations evidenced by the Additional Note and the Second Agreement to the Indebtedness and Obligations Secured.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the undersigned parties agree as follows:

1.

The Deed of Trust.  The Deed of Trust is hereby amended as follows:

(a)

Section 1.03 of the Deed of Trust is hereby deleted in its entirety and the following shall be inserted in substitution thereof:

“Section 1.03

Indebtedness and Obligations Secured.  This Deed of Trust is executed and delivered by Trustor to secure and enforce the following (collectively, the “Indebtedness and Obligations Secured”), subject, however, to the limitation set forth in Section 1.06 below:

(a)

Full payment and performance of the Guarantor Obligations under (and as defined in) the Guaranty Agreements;

(b)

Full payment and performance of all amounts due and obligations under this Deed of Trust; and

(c)

Full payment and performance of the loans in the aggregate maximum principal amount of Six Million One Hundred Forty-Eight Thousand Three Hundred and Nine and 84/100 Dollars ($6,148,309.84) , the Obligations and all advances, borrowings, indebtedness and other obligations now or hereafter incurred by Parent or arising pursuant to the provisions of the Agreements or any of the other Transaction Documents, plus any amounts advanced to protect the security of this Deed of Trust.”

(b)

Section 1.06 of the Deed of Trust is hereby deleted in its entirety and the following shall be inserted in substitution thereof:

“Section 1.06

Amount Secured by Mortgage.

The maximum principal indebtedness secured by this Deed of Trust at any one time shall be Six Million One Hundred Forty-Eight Thousand Three Hundred and Nine and 84/100 Dollars ($6,148,309.84) ..”

(c)

The Deed of Trust is hereby amended by replacing in its entirety the existing Exhibit E thereto with the Exhibit E attached hereto.

2.

Effect.  Except as otherwise expressly modified hereby, all terms and provisions of the Deed of Trust and the other Transaction Documents are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

3.

Transaction Document. This Amendment shall be one of the Transaction Documents described in the Agreements.

Second Amendment and Modification of Deed of Trust - Page 2

074561.02

4.

Defenses.  Trustor, by its execution hereof, hereby declares that it knows of no set-offs, counterclaims, defenses or other causes of action against Beneficiary arising out of the Transaction Documents or otherwise.

5.

Further Assurances.  The parties hereto shall execute such other documents, to be filed of record or otherwise, and Trustor shall take such actions, as may be necessary or as may be reasonably required in the opinion of Beneficiary, to effect the transactions contemplated hereby.

6.

Successors and Assigns.  This Amendment shall be binding upon, and shall inure to the benefit of, the parties and each of their respective representatives, successors and assigns.

7.

Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK -
SIGNATURE PAGES FOLLOW]

Second Amendment and Modification of Deed of Trust - Page 3

074561.02

EXECUTED on the dates shown on the respective acknowledgments below but to be effective for all purposes as of the Effective Date.

TRUSTOR:

TRI-VALLEY OIL & GAS CO.,
a California corporation

By:

/s/ Maston N. Cunningham

Maston N. Cunningham, President and Chief

Executive Officer

Second Amendment and Modification of Deed of Trust– Signature Page

403521621

074561.02

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

)

)

ss.

COUNTY OF KERN

)

On ____________, 2012, before me,

,

personally appeared Maston N. Cunningham, President and Chief Executive Officer of Tri-Valley Oil & Gas Co., a California corporation,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Place Notary Seal Above

Signature of Notary Public

Second Amendment and Modification of Deed of Trust– Signature Page

403521621

074561.02

BENEFICIARY:

GEORGE T. GAMBLE 1991 TRUST

By: /s/ G. Thomas Gamble, Trustee

`

G. Thomas Gamble, Trustee

Second Amendment and Modification of Deed of Trust– Signature Page

403521621

074561.02

ACKNOWLEDGEMENT

STATE OF CALIFORNIA

)

)

ss.

COUNTY OF ______________

)

On ____________, 2012, before me,

,

personally appeared G. Thomas Gamble, Trustee of the GEORGE T. GAMBLE 1991 TRUST,

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Place Notary Seal Above

Signature of Notary Public

Second Amendment and Modification of Deed of Trust– Signature Page

403521621

074561.02

Exhibit E

CERTAIN DEFINED TERMS

All capitalized terms not otherwise defined in this Deed of Trust shall have the meanings set forth in this Exhibit E, and if not defined in this Exhibit E or otherwise in this Deed of Trust, the meanings set forth in the First Agreement (as defined below) unless otherwise stated.  For purposes of this Deed of Trust, the following terms have the meanings set forth below:

“Additional Note”:  that certain promissory note issued by Parent in favor of Beneficiary as of April 3, 2012 in the original principal amount of One Million Five Hundred Dollars and No/100 ($1,500,000.00) (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Third Note”:  that certain promissory note issued by Parent in favor of Beneficiary as of June 1, 2012 evidencing an uncommitted line of credit to be advanced at Beneficiary’s discretion not to exceed at any one time One Million Three Hundred Fifty Dollars and No/100 ($1,350,000.00) (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Agreements”:  collectively, the First Agreement and the Second Agreement.

“First Agreement”:  that certain Senior Secured Note and Warrant Purchase Agreement dated as of March 30, 2012 by and between Beneficiary and Parent (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Guaranty Agreements”:  those certain Guaranty Agreements dated as of March 30, 2012 and May 4, 2012, respectively, executed by Trustor in favor of Beneficiary (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Note”:  collectively, the Additional Note, the Note (as defined in the First Agreement), the Third Note, and any other note issued by Parent in favor of Beneficiary, now or in the future (and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

“Obligations”:  collectively, the Obligations (as defined in the First Agreement) and the Obligations (as defined in the Second Agreement).

“Parent”:  Trustor’s parent company, Tri-Valley Corporation, a Delaware corporation.

“Second Agreement”:  that certain Senior Secured Note and Warrant Purchase Agreement dated as of May 4, 2012, by and between Beneficiary and Parent (including all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part).

Second Amendment and Modification of Deed of Trust– Exhibit E

074561.02

“Transaction Documents”: collectively, the Transaction Documents (as defined in the First Agreement), the Transaction Documents (as defined in the Second Agreement), and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part.

Second Amendment and Modification of Deed of Trust– Exhibit E

074561.02